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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 27, 1997
                                                        ----------------


                        WINDMERE-DURABLE HOLDINGS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    FLORIDA
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



        1-10177                                           59-1028301
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(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)



                       WINDMERE-DURABLE HOLDINGS, INC.
                            5980 MIAMI LAKES DRIVE
                             MIAMI LAKES, FLORIDA                    33014
                 -------------------------------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)         (ZIP CODE)








     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (305) 362-2611
                                                          --------------
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ITEM 5.        ____________________.

      On January 27, 1997, two companies which are fifty percent (50%) owned by Windmere-Durable Holdings, Inc. ("Company") each entered into a Purchase, Distribution and Marketing Agreement with Kmart Corporation ("Kmart"). The Company owns fifty percent (50%) of the outstanding common shares of each of Salton/Maxim Housewares, Inc. ("Salton/Maxim") and New M-Tech Corporation ("NewTech"). The Company entered into a Guaranty for the performance of each of Salton/Maxim and NewTech in connection with the Purchase, Distribution and Marketing Agreement between Salton/Maxim and Kmart and the Purchase, Distribution and Marketing Agreement between NewTech and Kmart, both dated January 27, 1997. In the Agreements, Salton/Maxim and NewTech granted Kmart certain rights to purchase, distribute, market and sell certain products in association with the "White-Westinghouse" trademark which has been licensed to Salton/Maxim and NewTech.

      The foregoing description of the two Purchase, Distribution and Marketing Agreements and the two Guarantees, and the transactions contemplated by such documents, does not purport to be complete and is qualified in its entirety by reference to each of such documents, copies of which are filed as exhibits hereto. Because the Purchase, Distribution and Marketing Agreements are subject to an Application for Confidential Treatment by the Company filed separately with the Commission on the date hereof, the Company is providing the Purchase, Distribution and Marketing Agreements with the portions for which confidential treatment is requested blacked out.

EXHIBITS

            10.1 Purchase, Distribution and Marketing Agreement by and between Salton/Maxim and Kmart Corporation dated January 27, 1997.

            10.2 Purchase, Distribution and Marketing Agreement by and between NewTech and Kmart Corporation dated January 27, 1997.

            10.3 Guarantee dated January 27, 1997 from Windmere-Durable Holdings, Inc. (on behalf of Salton/Maxim).

            10.4 Guarantee dated January 27, 1997 from Windmere-Durable Holdings, Inc. (on behalf of NewTech).






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WINDMERE-DURABLE HOLDINGS, INC.




Date:  February 21, 1997               By: /s/ Harry D. Schulman
                                           ---------------------------
                                           Harry D. Schulman